File Nos. 33-48696 & 811-6707

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately
                                                               Aquila
                                                               Group of Fundssm


                    Narragansett Insured Tax-Free Income Fund
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                               on September 8, 2006


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund") will be held:

Place:       (a)    at the Rhode Island Convention Center
                    1 Sabin Street
                    Providence, Rhode Island;


Time:        (b)    on Friday, September 8, 2006
                    at 9:00 a.m. Eastern Daylight Time;


Purposes:    (c)    for the following purposes:

                         (i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

                         (ii) to ratify (that is, to approve) or
                         reject the selection of Tait, Weller & Baker
                         LLP as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2007 (Proposal No. 2);

                         (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:       d)     To vote at the Meeting, you must have
                     been a shareholder on the Fund's records at the close of business on June 12, 2006 (the
                     "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

                                By order of the Board of Trustees,

                                EDWARD M. W. HINES
                                    Secretary




July 28, 2006


Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone, or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                    Narragansett Insured Tax-Free Income Fund
               380 Madison Avenue, Suite 2300, New York, NY 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Sub-Adviser is Citizens Investment Advisors, a department of Citizens Bank of Rhode Island (the "Sub-Adviser"), One Citizens Plaza, Providence, RI 02903.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about July 28, 2006.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         (3) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.47; Class C Shares, $10.47; Class Y Shares, $10.47; and Class I Shares, $10.47. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 10,022,967; Class C Shares, 1,633,477; Class Y Shares, 3,135,344; and Class I Shares, 73,392.

     On the record date, the following holders held 5% or more of a class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and Address of                                      Percent
The Holder of Record           Number of Shares         of Class

Institutional 5% shareholders:

Merrill Lynch Pierce,           1,066,996 Class A Shares    10.65%
  Fenner & Smith                  708,979 Class C Shares    43.40%
4800 Deer Lake Dr. East
Jacksonville, FL  32246

Citizens Bank of Rhode Island   2,232,267 Class Y Shares    71.20%
870 Westminster Street
Providence, RI  02903

SEI Trust Company                 261,189 Class Y Shares    8.33%
One Freedom Valley Drive
Oaks, PA  19456

Charles Schwab and Co. Inc         73,392 Class I Shares  100.00%
101 Montgomery Street
San Francisco, CA 94104

     The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in October 2005. All nominees have consented to serve if elected. Mr. Vernon Alden is not standing for re-election, becoming Trustee Emeritus.



Nominees(1)


                        Positions Held                               Number of         Other Directorships
                        with                                         Portfolios in     Held by Trustee
                        Fund                                         Fund Complex      (The position held is
Name, Address(2) and    and Length of     Principal Occupation(s)    Overseen by       a directorship unless
Date of Birth           Service(3)        During Past 5 Years        Trustee           indicated otherwise.)
-------------           ----------        -------------------        ---------------   ---------------------

Interested
Trustees(4)

David A. Duffy          Trustee           Chairman, Rhode Island             1       Citizens Bank of Rhode Island
North Kingstown, RI     since 1995        Convention Center Authority                and Connecticut since 1999;
(08/07/39)                                since 2003; retired Founder,               Delta Dental of Rhode Island
                                          formerly President, Duffy &                since 2004.
                                          Shanley, Inc., a marketing
                                          communications firm, 1973-2003;
                                          Transition Chairman for Gov.
                                          Donald Carcieri (R.I.); past
                                          National Chairman, National
                                          Conference for Community and
                                          Justice (NCCJ); Chairman, Providence
                                          College President's Council; officer
                                          or director of numerous civic and
                                          non-profit organizations.

Diana P. Herrmann       Trustee since     Vice Chair and Chief Executive     11                   None
New York, NY            2005 and          Officer of Aquila Management
(02/25/58)              President since   Corporation, Founder of the
                        1998              Aquila Group of Fundssm (5) and parent
                                          of Aquila Investment Management LLC,
                                          Manager since 2004, President and
                                          Chief Operating Officer since 1997, a
                                          Director since 1984, Secretary since
                                          1986 and previously its Executive Vice
                                          President, Senior Vice President or
                                          Vice President, 1986-1997; Chief
                                          Executive Officer and Vice Chair since
                                          2004 and President, Chief Operating
                                          Officer and Manager of the Manager
                                          since 2003; Vice Chair, President,
                                          Executive Vice President or Senior
                                          Vice President of funds in the Aquila
                                          Group of Fundssm since 1986; Director
                                          of the Distributor since 1997;
                                          trustee, Reserve Money-Market Funds,
                                          1999-2000 and Reserve Private Equity
                                          Series, 1998-2000; Governor,
                                          Investment Company Institute and head
                                          of its Small Funds Committee since
                                          2004; active in charitable and
                                          volunteer organizations.

Non-interested
Trustees

William J.              Chair of the      Retired; formerly Chairman,        2             Ring's End, Inc.
Nightingale             Board of          founder (1975) and Senior
Rowayton, CT            Trustees since    Advisor until 2000 of
(09/16/29)              2005 and          Nightingale & Associates,
                        Trustee since     L.L.C., a general management
                        1992              consulting firm focusing on
                                          interim management, divestitures,
                                          turnaround of troubled companies,
                                          corporate restructuring and financial
                                          advisory services.

Timothy J. Leach        Trustee since     Regional Chief Executive           2                    None
Orinda, CA (08/28/55)   2005              Officer, US Trust Company, N.A.,
                                          2004-present; Executive Vice President
                                          & Chief Investment Officer, Private
                                          Asset Management Group, Wells Fargo
                                          Bank, San Francisco, CA, 1999-2003;
                                          President and Chief Investment
                                          Officer, ABN Amro Asset Management
                                          (USA), 1998-1999; President & Chief
                                          Investment Officer, Qualivest Capital
                                          Management Inc. and Senior Vice
                                          President & Chief Investment Officer,
                                          Trust & Investment Group, US Bancorp,
                                          Portland, OR, 1994-1998; Trustee of
                                          Tax-Free Trust of Oregon, 2001-2002.

James R. Ramsey         Trustee since     President, University of           2       Community Bank and Trust,
Louisville, KY          2004              Louisville since November 2002;            Pikeville, KY and Texas
(11/14/48)                                Professor of Economics,                    Roadhouse Inc.
                                          University of Louisville,
                                          1999-present; Kentucky Governor's
                                          Senior Policy Advisor and State Budget
                                          Director, 1999-2002; Vice Chancellor
                                          for Finance and Administration, the
                                          University of North Carolina at Chapel
                                          Hill, 1998 to 1999; previously Vice
                                          President for Finance and
                                          Administration at Western Kentucky
                                          University, State Budget Director for
                                          the Commonwealth of Kentucky, Chief
                                          State Economist and Executive Director
                                          for the Office of Financial Management
                                          and Economic Analysis for the
                                          Commonwealth of Kentucky, Adjunct
                                          Professor at the University of
                                          Kentucky, Associate Professor at
                                          Loyola University-New Orleans and
                                          Assistant Professor at Middle
                                          Tennessee State University.

J. William Weeks        Trustee since     Retired; limited partner in real   1                    None
Palm Beach, FL          1995              estate partnerships Alex, Brown
(06/22/27)                                & Sons No. 1 and 2; formerly
                                          Senior Vice President or Vice
                                          President of the Aquila Bond
                                          Funds; and Vice President of the
                                          Distributor.

Laureen L. White        Trustee since     President, Greater Providence      1                    None
North Kingstown, RI     2005              Chamber of Commerce, since 2005,
(11/18/59)                                Executive Vice President
                                          2004-2005 and Senior Vice
                                          President, 1989-2002; Executive
                                          Counselor to the Governor of
                                          Rhode Island for Policy and
                                          Communications, 2003-2004.


Other Individuals

Trustees Emeritus(6)

Lacy B. Herrmann        Founder,          Founder and Chairman of the        N/A                   N/A
New York, NY            Chairman          Board, Aquila Management
(05/12/29)              Emeritus since    Corporation, the sponsoring
                        2005 and          organization and parent of the
                        Chairman of the   Manager or Administrator and/or
                        Board of          Adviser or Sub-Adviser to each
                        Trustees,         fund of the Aquila Group of
                        1992-2005         Fundssm; Chairman of the Manager
                                          or Administrator and/or Adviser or
                                          Sub-Adviser to each since 2004;
                                          Founder and Chairman Emeritus of
                                          each fund in the Aquila Group of
                                          Fundssm; previously Chairman and a
                                          Trustee of each fund in the Aquila
                                          Group of Fundssm since its
                                          establishment until 2004 or 2005;
                                          Director of the Distributor since
                                          1981 and formerly Vice President or
                                          Secretary, 1981-1998; Trustee
                                          Emeritus, Brown University and the
                                          Hopkins School; active in
                                          university, school and charitable
                                          organizations.

Vernon R. Alden         Trustee           Retired; former director or        N/A                  N/A
Boston, MA              Emeritus since    trustee of various Fortune 500
(04/07/23)              2006              companies, including
                                          Colgate-Palmolive and McGraw Hill;
                                          formerly President of Ohio University
                                          and Associate Dean of the Harvard
                                          University Graduate School of Business
                                          Administration; member of several
                                          Japan-related advisory councils,
                                          including Chairman of the Japan
                                          Society of Boston; trustee of various
                                          cultural, educational and civic
                                          organizations.


Officers

Charles E.              Executive Vice    Executive Vice President of all      N/A                N/A
Childs, III             President since   funds in the Aquila Group of
New York, NY            2003              Fundssm and the Manager and the
(04/01/57)                                Manager's parent since 2003;
                                          formerly Senior Vice President,
                                          corporate development, Vice
                                          President, Assistant Vice
                                          President and Associate of the
                                          Manager's parent since 1987;
                                          Senior Vice President, Vice
                                          President or Assistant Vice
                                          President of the Aquila
                                          Money-Market Funds, 1988-2003.

Stephen J. Caridi       Senior Vice       Vice President of the              N/A                  N/A
New York, NY            President since   Distributor since 1995; Vice
(05/06/61)              1998              President, Hawaiian Tax-Free
                                          Trust since 1998; Senior Vice
                                          President, Narragansett Insured
                                          Tax-Free Income Fund since 1998, Vice
                                          President 1996-1997; Senior Vice
                                          President, Tax-Free Fund of Colorado
                                          since 2004; Assistant Vice President,
                                          Tax-Free Fund For Utah since 1993.

Robert W. Anderson      Chief             Chief Compliance Officer of the     N/A                 N/A
New York, NY            Compliance        Fund and each of the other funds
(08/23/40)              Officer since     in the Aquila Group of Fundssm,
                        2004 and          the Manager and the Distributor
                        Assistant         since 2004, Compliance Officer of
                        Secretary         the Manager or its predecessor
                        since 2000        and current parent since 1998 and
                                          Assistant Secretary of the Aquila
                                          Group of Fundssm since 2000.

Joseph P. DiMaggio      Chief Financial   Chief Financial Officer of the     N/A                  N/A
New York, NY            Officer since     Aquila Group of Fundssm since
(11/06/56)              2003 and          2003 and Treasurer since 2000.
                        Treasurer since
                        2000

Edward M. W. Hines      Secretary since   Partner, Hollyer Brady Barrett &   N/A                  N/A
New York, NY            1992              Hines LLP, legal counsel to the
(12/16/39)                                Fund, since 1989; Secretary of
                                          the Aquila Group of Fundssm.

John J. Partridge       Assistant         Founding Partner, Partridge,       N/A                  N/A
Providence, RI          Secretary -       Snow & Hahn, LLP, a law firm,
(05/05/40)              Advisor to the    Providence, Rhode Island, since
                        Board since 2005  1988; Assistant Secretary -
                                          Advisor to the Board,
                                          Narragansett Insured Tax-Free
                                          Income Fund, since 2005, Trustee
                                          2002-2005; director of various
                                          educational, civic and
                                          charitable organizations,
                                          including Greater Providence
                                          Chamber of Commerce, Ocean State
                                          Charities Trust and Memorial
                                          Hospital of Rhode Island.

John M. Herndon         Assistant         Assistant Secretary of the         N/A                  N/A
New York, NY            Secretary since   Aquila Group of Fundssm since
(12/17/39)              1995              1995 and Vice President of the
                                          three Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Manager or its predecessor
                                          and current parent since 1990.

Lori A. Vindigni        Assistant         Assistant Treasurer of the         N/A                  N/A
New York, NY            Treasurer since   Aquila Group of Fundssm since
(11/02/66)              2000              2000; Assistant Vice President
                                          of the Manager or its predecessor and
                                          current parent since 1998; Fund
                                          Accountant for the Aquila Group of
                                          Fundssm, 1995-1998.

(1)The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free).

(2) The mailing address of each nominee and officer is c/o Narragansett Insured Tax-Free Income Fund, 380 Madison Avenue, New York, NY 10017.

(3)Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Duffy is an interested person as a director of the Sub-Adviser. Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income fund; considered together, these 12 funds are called the "Aquila Group of Fundssm."

(6) A Trustee Emeritus may attend Board meetings but has no voting power.



                       Securities Holdings of the Nominees
                                (as of 12/31/05)

                     Dollar Range           Aggregate Dollar
                     Of Ownership           Range of Ownership
                     In Narragansett        in the Aquila Group
                     Insured Tax-Free       of Fundssm (1)
                     Income Fund(1)

Interested Trustees

Diana P. Herrmann          B                        E(2)

David A. Duffy             C                        C


Non-interested Trustees

Timothy J. Leach           B                        B

William J. Nightingale     C                        C

James R. Ramsey            C                        D

J. William Weeks B C

Laureen L. White           B                        B


(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

(2)      As of January 9, 2006.

     None of the non-interested nominees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 2006 the Fund paid a total of $182,991 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the twelve funds in the Aquila Group of Fundssm, which consist of three money-market funds, seven tax-free municipal bond funds, a high income bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquila Group of Fundssm during the Fund's fiscal year. None of such nominees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Fundssm.

                                    Compensation
                                      From
                                    all funds         Number of
                                    in the            boards on
                   Compensation     Aquila            which the
                   from the         Group             Trustee
      Name         Fund             of Fundssm         now serves

David A. Duffy     $16,000         $16,000                1

Timothy J. Leach   $17,250         $40,250                2

William J.
Nightingale        $26,500         $44,000                2

James R. Ramsey    $16,500         $33,500                2

J. William Weeks   $18,250         $33,250                1

Laureen L. White   $13,275         $13,275                1

     Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers.

     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Fundssm. As of June 30, 2006, these funds had aggregate assets of approximately $4.3 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended June 30, 2006, the Fund incurred $771,250 in management fees, of which $560,437 was waived, $56,563 was paid to the Manager, and the balance was paid to the Sub-Adviser.

     During the fiscal year ended June 30, 2006, $157,038 was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $3,927 was retained by the Distributor. With respect to Class C Shares, during the same period $134,541 was paid under Part II of the Plan and $44,847 was paid under the Shareholder Services Plan. Of the total payments under Parts I and II of the Plan of $179,388, the Distributor received $44,976. All of such payments were for compensation. With respect to Class I Shares, during the same period $2,470 was paid under Part III of the Plan and $1,853 was paid under the Shareholder Services Plan.

     The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Fundssm, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by employees of Aquila Investment Management LLC.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Vernon R. Alden, Timothy J. Leach, William J. Nightingale, James R. Ramsey, J. William Weeks and Laureen L. White. The Committee (i) selects the Fund's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Fund's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

     During the Fund's last fiscal year, the Board of Trustees held five meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

         The Fund's policy is that all Trustees who can do so attend the Annual Meeting.

         The Fund has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. The charter of the Nominating Committee is available on the Fund's website at www.aquilafunds.com.

         Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager, Sub-Adviser or the parents or subsidiaries of either.

                                  Vote Required

    To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)

         Tait, Weller & Baker LLP ("TWB"), which is currently serving as the Fund's independent registered public accounting firm, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2007. Such selection is submitted to the shareholders for ratification or rejection.

         The following table represents fees for professional audit services rendered by TWB for the audit of the Fund's annual financial statements for the fiscal year ended June 30, 2006, and fees billed for other services rendered by TWB.


                                          2006         2005(1)

     Audit Fees                         $14,000       $17,000

     Audit related fees                       0             0
                                        -------        ------

        Audit and audit related fees     14,000        17,000


     Tax fees (2)                         3,000         8,005

     All other fees                           0             0
                                         ------        ------

         Total                          $17,000       $25,005
                                         ======        ======

(1) Represents fees for professional audit services rendered by KPMG LLP ("KPMG") for the audit of the Fund's annual financial statements for the fiscal year ended June 30, 2005, and fees billed for other services rendered by KPMG. KPMG served as the Fund's independent registered public accounting firm through the completion of the 2005 audit.

(2) Tax fees consisted of fees for tax consultation and tax compliance services.

         TWB did not perform any services during the last fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

         All audit and non-audit services performed by TWB on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2007.

         TWB has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.


                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present.


                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Fund's 2007 annual meeting must be received by the Fund by March 30, 2007 in order to be included in the Fund's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

         The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

         A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Fund by June 13, 2007.


                                 Other Business

         The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

                                Important Notice
                             Please Read Immediately


                    Narragansett Insured Tax-Free Income Fund

                    Notice of Annual Meeting of Shareholders
                         to be held on September 8, 2006

                                 PROXY STATEMENT

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

INTERNET VOTING
www.proxyvote.com/aquila

To vote your shares by the Internet, contact the Fund at www.proxyvote.com/aquila. Follow the simple instructions at the website, using this proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

TELEPHONE VOTING
1-877-587-0761

To vote your shares by telephone, call toll-free 1-877-587-0761. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

VOTE BY MAIL

You can vote your shares by completing and returning this proxy card. Please mark this proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.



TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                               DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Narragansett Insured Tax-Free Income Fund

1. Election of Trustees Nominees:
        01) David A. Duffy* 02) Diana P. Herrmann* 03) Timothy J. Leach 04) William J. Nightingale 05) James R. Ramsey 06) J. William Weeks 07) Laureen L. White

   * Interested Trustees


              For All     Withhold All    For All Except
                --            --              --
               [--]          [--]            [--]



INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and or name(s) on the line below.

--------------------


[sentences below bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No.2 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]

As to any other matter said proxies shall vote in accordance with their best judgment.




For address changes and/or comments, please check this box and write them
on the back where indicated.     _
                                [_]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

-----------------------------------------   ----
Signature(s) (PLEASE SIGN WITHIN THE BOX) Date

                                                   Yes     No
                                                    --     --
I plan to attend the annual meeting in Providence. [--]   [--]

                             Aquila Group of Fundssm
                    Narragansett Insured Tax-Free Income Fund


                Proxy for Shareholder Meeting - September 8, 2006
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Narragansett Insured Tax-Free Income Fund (the "Fund") whose signature(s)appear(s) on the reverse do/does hereby appoint DIANA
P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, September 8, 2006 at the Rhode Island Convention Center, One Sabin Street, Providence, Rhode Island, at 9:00 a.m. Eastern Daylight time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the reverse.

Please read the proxy statement prior to voting.

Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

Address Changes/Comments: -------------------------------
---------------------------------------------------------

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON
THE REVERSE SIDE.